UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2021

VYNE Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38356	45-3757789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

520 U.S. Highway 22, Suite 204

Bridgewater, New Jersey 08807

(Address of principal executive offices, including Zip Code)

(800) 775-7936

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	VYNE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2021, the compensation committee (the “Compensation Committee”) of the Board of Directors of VYNE Therapeutics Inc. (the “Company”) approved the grant of an aggregate of 1,204,909 shares subject to restricted stock unit and stock option awards to all continuing employees of the Company, including members of management. The awards will be issued in accordance with the terms and conditions of the Company’s 2019 Equity Incentive Plan and the 2018 Omnibus Incentive Plan and the underlying award agreements. The Compensation Committee determined such grants are appropriate to address the need to adequately retain the Company’s employees through this period of strategic change and incentivize employees to effectively execute the Company’s new strategic operating plan, as disclosed on August 12, 2021, and closely align the interests of employees with the Company’s stockholders over the long term.

David Domzalski, the Company’s Chief Executive Officer, was awarded 320,312 restricted stock unit awards and employee stock options to purchase 320,313 shares. Iain Stuart, the Company’s Chief Scientific Officer, Tyler Zeronda, the Company’s Chief Financial Officer, and Mutya Harsch, the Company’s Chief Legal Officer, were each awarded 60,859 restricted stock unit awards and employee stock options to purchase 60,860 shares. All of the shares subject to restricted stock unit awards will vest on September 30, 2023, and 50% of the shares subject to stock option awards will vest on September 30, 2022, with the remaining 50% of the shares vesting thereafter in equal, quarterly installments, in each case, subject to the recipient’s continued service to the Company through the vesting date. The exercise price for each stock option granted is $1.68 per share, which represents the closing price for the Company’s common stock on the date of grant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VYNE THERAPEUTICS INC.

Date: September 3, 2021	By:	/s/ Mutya Harsch
Mutya Harsch
Chief Legal Officer and General Counsel